UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2007

INTERSECTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50580 (Commission File Number)	54-1956515 (IRS Employer Identification No.)

14901 Bogle Drive
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 30, 2007, Intersections Inc. issued a press release announcing its results for the quarter ended March 31, 2007, a copy of which is furnished hereto as Exhibit 99.1.

As the result of the adoption of FASB Interpretation No. 48 (as amended), Accounting for Uncertainty in Income Taxes effective January 1, 2007, we expect that our Retained Earnings at March 31, 2007 as reflected on the Consolidated Balance Sheets attached as part of the attached press release will increase by approximately $90,000 to $17,976,000.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. 99.1	Description Press release dated April 30, 2007

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2007

INTERSECTIONS INC. By: /s/ Madalyn Behneman Name: Madalyn Behneman Title: Principal Financial Officer